                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): February 19, 2004

                         American Media Operations, Inc.

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             (Exact name of registrant as specified in its charter)

           Delaware                     001-11112                59-2094424
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(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)         Identification No.)

            1000 American Media Way
               Boca Raton, Florida                                33464
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    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (561) 997-7733

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

99.1    Press Release of American Media, Inc., dated February 17, 2004

Item 12. Results of Operations and Financial Condition.

     On February 17, 2004, American Media Operations, Inc. (the "Company") issued a press release announcing financial results for the quarter and nine months ended December 29, 2003. The press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN MEDIA OPERATIONS, INC.
                                               (Registrant)

Date: February 19, 2004               By: /s/ John A. Miley
                                          -------------------------------------
                                          Name: John A. Miley
                                          Title: Executive Vice President,
                                                 Chief Financial Officer

Exhibit No.                               Title

99.1          Press Release of American Media, Inc., dated February 17, 2004